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                       FIRST CENTRAL FINANCIAL CORPORATION

                                  STOCK OPTION

         OPTION dated this 31st day of October 1996, granted by First Central Financial Corporation, a New York corporation (hereinafter the "Company"), to Andrew W. Attivissimo (the "Holder").

         WHEREAS, in order to induce the Holder to render services on behalf of the Company as President and Chief Operating Officer or in such other offices in which the Holder shall serve as a result of agreement between the Company and the Holder, the Company desires to afford the Holder the opportunity to purchase shares of its Common Stock, par value $.10 per share (the "Common Stock"), as hereinafter provided; and

         WHEREAS, on October 31, 1996, the Board of Directors authorized the grant of the option conferred hereby to the Holder.

         NOW, THEREFORE, in consideration of the foregoing premises, the Company hereby agrees as follows:

         1. Grant of Option. (a) Subject to the authorization by the Company's shareholders as provided for in paragraph 1(b) below, the Company hereby grants to the Holder an option (the "Option") to purchase up to an aggregate of 50,000 shares of Common Stock (such number of shares being subject to adjustment as provided in paragraph 6 hereof) on the terms and subject to the conditions hereinafter set forth. The Holder shall not have any of the rights of a shareholder of the Company with respect to the shares of Common Stock covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.






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                  (b)  In  accordance   with  Section  505(d)  of  the  Business
Corporation Law of the State of New York, the grant of the Option is subject to approval at a meeting of the Company's shareholders by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon and the Option shall be subject to such authorization. If the shareholders shall fail to approve the Option, the Option shall be null and void. If the shareholders shall approve the Option, the Option shall be deemed granted and effective on October 31, 1996, (the "Effective Date"). The date of such shareholder approval shall hereinafter be referred to as the "Approval Date."

         2. Purchase Price. The purchase price per share of the shares of Common Stock to be issued upon exercise of the Option shall be the arithmetic mean of the high and low trading prices of a share of the Common Stock on the American Stock Exchange on (i) the Effective Date or (ii) the Approval Date, whichever is lower.

         3. Expiration Date; Vesting of Option. (a) Subject to the provisions of paragraph 5 hereof, the Option shall expire at 5:00 P.M. New York time on October 30, 2006 (the "Expiration Date"), and any portion of the Option remaining unexercised after such time shall be cancelled without further notice or action.

                  (b) Subject to the provisions of paragraph 5 hereof, the Option may be exercised according to the following vesting schedule: 25% of the shares covered by the Option may be exercised after the first anniversary of the Effective Date and an additional 25% of the shares covered by the Option may be exercised after each successive anniversary of the Effective Date.

         4. Non-transferability. The Option, and the rights and privileges conferred hereby, are not transferable by the Holder other than by will or under the laws of descent and distribution. During the Holder's lifetime, no one other than the Holder shall have the right or entitlement to exercise the Option. The Option may not be assigned (by contract or by operation


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of law),  transferred  (except as  provided  above),  pledged,  hypothecated  or otherwise encumbered. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall render the Option null and void.

         5. Termination of Employment. (a) In the event that the employment of the Holder is terminated by the Company or a subsidiary of the Company for "Cause" (as defined in the Employment Agreement dated as of October 31, 1996 between the Company and Holder) the Option shall expire upon such termination of employment. So long as the Holder shall continue to be an employee of the Company or any of its subsidiaries, the Option shall not be affected by any change of duties or position. Nothing contained in the Option shall confer upon the Holder any right to continue in the employ of the Company or its subsidiaries or interfere with the right of the Company or any such subsidiary to terminate the Holder's employment at any time.

                  (b) If the Holder shall die while employed by the Company or its subsidiaries, the Option may be exercised at any time prior to the first anniversary of the Holder's death or the expiration date of the Option, whichever shall first occur, by the person or persons to whom the Holder's rights under the Option shall pass by will or the laws of descent and distribution, but only to the extent that the Holder was entitled to exercise the Option at the date of Holder's death.

                  (c) If termination of employment occurs by reason other than for Cause, the Holder may exercise the Option at any time prior to (i) the expiration of twelve months from the date of such termination of employment, or
(ii) the expiration date of the Option, whichever shall first occur but only to the extent that the Holder was entitled to exercise the Option on the date of such termination of employment.


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         6. Adjustments upon Changes in Capitalization. (a) The aggregate number and class of shares of Common Stock covered by the Option and the price per share thereof (but not the total price) shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock issued by the Company as a result of a stock split, split-up or consolidation of shares or any like capital adjustment or reclassification of shares, or the payment of any stock dividend, or any other similar increase or decrease in the number of outstanding shares of Common Stock, without receipt of consideration by the Company.

                  (b) Subject to any required action by its shareholders, if the Company shall be the surviving corporation in any merger or consolidation, except as otherwise provided below, the aggregate number of shares of Common Stock subject to the Option shall be adjusted so as to pertain and apply to the securities to which the Holder would have been entitled in such merger or consolidation had he exercised the Option prior to such merger or consolidation.

                  (c) Upon the dissolution or liquidation of the Company or upon a merger or consolidation of the Company in a transaction in which all or substantially all of the shareholders of the Company receive cash, securities of another company or other consideration in exchange for their shares of Common Stock, whether or not the Company is the surviving corporation, or upon a sale of all or substantially all of the assets of the Company, the Option shall terminate, but the Holder may, immediately prior to any such transaction exercise the Option, in whole or in part, as to the full number of shares which he or she would otherwise have been entitled to purchase during the remaining term of the Option irrespective of any vesting provisions herein. Notwithstanding the foregoing, the Company may elect not to permit the Holder to exercise the Option immediately prior to such event in accordance with the foregoing, but in lieu thereof the Company may, in its discretion and immediately prior to any such dissolution, liquidation, merger, consolidation or sale, substitute or cause to be substituted a new option for the Option, such new option to be applicable to the stock of the surviving or acquiring corporation or any of its affiliates and to be on terms no less favorable to the Holder than those contained in the Option.


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                  (d)  Adjustments  under  this  Section  6 shall be made by the
Stock  Option   Committee   ("Committee")   of  the  Board  of  Directors  whose
determination as to adjustments shall be final, binding and conclusive.

         7. Securities Regulations. (a) If at any time the Committee shall in its discretion determine that the listing, registration or qualification of the shares of Common Stock subject to the Option upon any securities exchange or under any federal or state law, or the approval or consent of any governmental regulatory body, is necessary or desirable in connection with the issuance or purchase of such shares hereunder, upon the determination of the Committee, the Option shall not be exercisable in whole or in part unless such listing, registration, qualification, approval or consent shall have been effected or, in lieu thereof, the Committee may impose such conditions upon exercise of the Option, as it determines to be appropriate.

                  (b) Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such shares, any shares of common stock purchased by the Holder upon exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, the Holder will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any shares pursuant to the Option if, in the opinion of counsel to the Company, the shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such shares have been so registered or otherwise qualified.

                  (c) The Holder understands and acknowledges that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to shares of Common Stock covered by the
Option: (i) any shares purchased by the Holder upon exercise of the Option may be required to be held indefinitely unless such shares are subsequently registered under the Act or an exemption from such registration is available;


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(ii) any sales of such shares made in reliance upon Rule 144  promulgated  under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restricts the number of shares which may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for shares to be issued to the Holder hereunder shall bear a legend to the effect that the shares have not been registered under the Act and that the shares may not be sold,
hypothecated   or  otherwise   transferred   in  the  absence  of  an  effective
registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; and (v) the Company will place an appropriate "stop transfer" order with its transfer agent
with  respect  to  such  shares.  In  addition,   the  Holder   understands  and
acknowledges that the Company has no obligation to furnish to the Holder information necessary to enable the Holder to make sales under Rule 144.

                  (d) As soon as reasonably practicable after the Approval Date, the Company will use its best efforts to register under the Act the shares subject to the Option pursuant to a registration statement on Form S-8. In the event a registration statement under the Act is not in effect as to the shares of Common Stock covered by the Option and an exemption from registration under the Act is not available with respect to the sale of shares of Common Stock acquired by the Holder from the exercise of the Option (the "Purchased Shares"), within 15 days after the Company's receipt of the Holder's written request, the Company shall purchase the Purchased Shares at a price equal to the fair market value of the Common Stock. For the purpose of this paragraph 7(d), fair market value shall be deemed to be the arithmetic mean of the high and low trading prices for such shares on the American Stock Exchange or any other national securities exchange on which the Company's Common Stock may be listed, on the date the Holder's request is received by the Company, or if such date shall not be a day during which shares of the Common Stock were traded, then on the next date immediately preceding such date during which such trades were effected.


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         8. Loans and  Financial  Accommodations  to  Grantees.  (a) In order to assist the Holder with the acquisition of shares of Common Stock pursuant to the exercise of the Option, including the payment of any taxes resulting from such exercise, the Committee may, in its discretion authorize (i) the extension of a loan to the Holder by the Company, (ii) the payment by the Holder of the purchase price of such shares in installments, (iii) the guarantee by the Company of a loan obtained by the Holder from a third party or (iv) make such other reasonable arrangements to facilitate the exercise of the Option in accordance with applicable law.

                  (b) The Committee shall determine the terms of any loan or guarantee made pursuant hereto, including the interest rate and other terms of repayment thereof, and whether such loan or guarantee shall be secured or unsecured. Each loan shall be evidenced by a promissory note having a maximum term to maturity of not more than sixty (60) months. The maximum amount of any loan or guarantee shall be the option price for shares purchased upon exercise of the Option plus (i) related interest payments and (ii) the amount of tax liability incurred by the Holder as a result of the exercise of the Option. No amount loaned to the Holder and no amount the repayment of which is guaranteed by the Company shall be used for any purpose other than payment of (i) the purchase price of shares acquired upon the exercise of the Option, (ii) taxes attributable to such exercise and (iii) interest.

         9. Method of Exercising Option. (a) The Option may be exercised by executing and delivering an Option Exercise Notice in the form attached hereto as Exhibit A. Such notice shall be accompanied by payment of the full purchase price as follows: (i) in cash by certified or bank check payable to the order of the Company or (ii) at the discretion of the Committee by delivering Common Stock already owned by the Holder, each such share of Common Stock to be valued at its fair market value (as defined in paragraph 9(b)), (iii) by delivering a combination of a certified or bank check and Common Stock (each such share of Common Stock to be valued in accordance with paragraph 9(b)) or (iv) by any other proper method specifically approved by the Committee.


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                  (b) For the purpose of any computation under paragraph 9(a) of the fair market value per share of Common Stock, such value shall be deemed to be the arithmetic mean of the high and low trading prices for such shares on the American Stock Exchange or any other national securities exchange on which the Company's Common Stock may be listed, on the date of exercise of the Option, or if such date shall not be a day during which shares of the Common Stock were traded, then on the next date immediately preceding such date during which such trades were effected.

                  (c) If the Option should be exercised in part only, the Company shall, upon surrender of the Option for cancellation, execute and deliver a new option evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder. All shares purchased hereunder shall be deemed to be fully paid and non-assessable.

         10. Conditions to Issuance of Shares. The Company shall not be required to issue any certificate for shares of Common Stock purchased upon the exercise of the Option unless (i) such shares are at the time of such exercise listed on the American Stock Exchange or any other national securities exchange on which the Company's Common Stock may then be listed and (ii) the prior approval of such issuance has been obtained from any state regulatory body having jurisdiction (but nothing herein contained shall be deemed to require the Company to register or qualify as a foreign corporation in any state or, except as to any matter or transaction relating to the issuance or delivery of such shares, to consent to service of process in any state).

         11. General. The Option shall be construed in accordance with the laws of the State of New York and shall be binding upon the Company and inure to the benefit of the Holder and any successors of the business of the Company, but neither the Option nor any rights or privileges conferred hereunder shall be assignable by the Holder.


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         IN  WITNESS  WHEREOF,  the  Company  has  caused  the Option to be duly executed by its duly authorized officer, on the day and year first above written.

                                    FIRST CENTRAL FINANCIAL CORPORATION


                                    By:    /S/ MARTIN J. SIMON
                                           -------------------------------------
                                           Martin J. Simon
                                           Chairman and Chief Executive Officer


Agreed and Accepted:

/S/ ANDREW W. ATTIVISSIMO
------------------------
Andrew W. Attivissimo


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                                                                       EXHIBIT A

                         FORM OF OPTION EXERCISE NOTICE

                                               ___________  ___, 199__

First Central Financial Corporation
266 Merrick Road
Lynbrook, New York 11563

Attention:  President

Ladies and Gentlemen:

                The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing _____ shares of Common Stock at $____ per share for an aggregate purchase price of $__________.

                Enclosed is payment of the purchase price as follows (check applicable box):

[ ]  1.         Payment in Cash.

                Certified or bank check in the aggregate amount of the exercise price, payable to First Central Financial Corporation.

[ ]  2.         Payment with Common Stock or Common Stock and Cash.

                (a) Delivery of Certificate No.(s)__________ representing _________ shares of Common Stock, duly endorsed to First Central Financial Corporation. The shares of Common Stock evidenced by such certificate have been valued at $_____ per share, in accordance with Section 9(b) of the Option. I understand that if the enclosed certificate represents more full shares of Common Stock than are necessary to cover the exercise price, the Company will deliver to the undersigned a certificate covering the excess number of full shares.

                (b) Check for the remaining exercise price of $_______, payable to First Central Financial Corporation (required if a fractional share is involved or if payment is being made only partly with Common Stock).


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                Please have the certificate  representing  said shares forwarded to me as indicated below.

                Instructions: PLEASE PRINT YOUR NAME BELOW (FIRST, MIDDLE INITIAL, LAST). If joint tenancy is requested, please mark the box below and list both names in full.

                Mr.                                  Soc. Sec. #
                Mrs.                                 Soc. Sec. #
                Miss                                 Soc. Sec. #
                Ms.                                  Soc. Sec. #

                         Joint Tenancy [ ]

                Street Address___________________________________

                City________________ State_________ Zip Code______



                                                    Very truly yours,


                                                    ______________________
                                                           (Signature)


                                                    ______________________
                                                           (Signature)

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